Prospectus Supplement Dated January 2, 1996 for
            Lincoln National Variable Annuity Account H
                       (American Legacy II)


This document is a Supplement to the Prospectus dated April 1, 1995.

PAGE ONE (1), PARAGRAPH SIX (4); PAGE FOUR (4) UNDER THE TEXT LABELED, "WHAT ARE MY INVESTMENT CHOICES"; AND PAGE SEVEN (7) UNDER THE
TEXT LABELED, "DESCRIPTION OF THE SERIES", OF THE CURRENT PROSPECTUS:
These sections are hereby amended to add the bond Fund to the listing of portfolios within the American Variable Insurance Series (AVIS). As a result, the number of investment options (and subaccounts) within AVIS has increased from seven to eight.

TO BE INSERTED ON PAGE THREE (3) OF THE PROSPECTUS AFTER THE TEXT
LABELED, "Variable Account H Annual Expenses":

                                                               BA
     Mortality and Expense Risk Fees                          1.25%
     Account Fees and Expenses                                0.10
     TOTAL ACCOUNT H ANNUAL EXPENSES                          1.35%

     BA = Bond Sub-Account


TO BE INSERTED ON PAGE THREE (3) OF THE CURRENT PROSPECTUS AFTER THE TEXT LABELED, "Annual Expenses of the Funds":
                                                               BF*
     Management Fees                                          0.60%
     Other Expenses                                           0.05
     TOTAL FUND ANNUAL EXPENSES                               0.65%

     BF = Bond Fund

     * These expenses are estimated amounts for the current fiscal year ended November 30,
          1995.

TO BE INSERTED ON PAGE FOUR (4) OF THE CURRENT PROSPECTUS AFTER
THE TEXT LABELED, "Examples (reflecting expenses of both the Variable Account and ofthe Funds)":


     A. If you surrender your contract at the end of the applicable time period, you would pay the following expenses (1) on a $1,000 investment, assuming a 5% annual return (2) on assets:

                                1 Year*                      3 Years*
     Bond Fund                   $80                           $113



     B. If you do not surrender your contract (or if you annuitize) at the end of the applicable time period, you would pay the following expenses (1) on a $1,000 investment, assuming a 5% annual return (2) on assets:

                           1 Year*                   3 Years*
     Bond Fund               $20                        $63


     * These expenses are estimated amounts for the fiscal year ended November 30, 1995.

TO BE INSERTED ON PAGE EIGHT (8) OF THE CURRENT PROSPECTUS AFTER
THE PARAGRAPH WHICH BEGINS WITH "High-Yield Bond Fund":

The Bond Fund seeks a high level of current income as is consistent with the preservation of capital by investing in a broad variety of fixed income securities including: marketable corporate debt securities, loan participations, U.S. Government Securities, mortgage-related securities, other asset-backed securities and cash or money market instruments.

PLEASE NOTE: AS OF THE DATE OF THIS PROSPECTUS, THIS FUND WILL NOT BE AVAILABLE IN CALIFORNIA, CONNECTICUT, DISTRICT OF COLUMBIA,
MASSACHUSETTS, MONTANA, NEW HAMPSHIRE, NORTH DAKOTA, SOUTH
CAROLINA, AND VERMONT UNTIL NECESSARY REGULATORY APPROVALS
ARE OBTAINED IN THOSE STATES.  PLEASE CONSULT YOUR INVESTMENT
DEALER FOR CURRENT INFORMATION ABOUT THE BOND FUND'S
AVAILABILITY.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE
REFERENCE.
THE AMERICAN LEGACY
LINCOLN NATIONAL
VARIABLE ANNUITY ACCOUNT H

INDIVIDUAL VARIABLE ANNUITY CONTRACTS ISSUED BY
 THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
 1300 South Clinton Street, Fort Wayne, Indiana 46802
 Telephone: 1-800-942-5500

The individual flexible premium deferred variable annuity contract described in this Prospectus (Contract or Variable Annuity Contract) is designed and offered by The Lincoln National Life Insurance Company (Lincoln Life). The Contract can be used in both qualified and non-qualified plans. It is offered for use in connection with the following retirement plans qualified for special tax treatment under the Internal Revenue Code of 1986 as amended
(Code): (1) public school systems and certain tax-exempt organizations [403(b)]; (2) qualified corporate employee pension and profit-sharing trusts and qualified annuity plans; (3) corresponding plans of self-employed individuals (H.R. 10 or Keogh); (4) individual retirement annuities (IRA);
(5) deferred compensation plans (457); and (6) simplified employee pension plans. The Contract is also offered for use in connection with plans established by persons who are not entitled to participate in one of the aforementioned plans (non-qualified plans).

Type of contract being offered--this Prospectus offers an individual flexible premium deferred variable annuity contract.

The Contract provides for the accumulation of Contract Value and payment of annuity benefits on a variable or fixed basis, or a combination variable and fixed basis. Payment of annuity benefits commences at a future date no later than the first day of the next month after the Annuitant's 85th birthday as selected by the Contract Owner (the Annuity Commencement Date). In the event of the death of the Annuitant prior to the Annuity Commencement Date, the greater of the value of the Contract Owner's account or the Guaranteed Minimum Death Benefit (GMDB) will be paid to the Contract Owner's designated Beneficiary. (See "Death Benefit Prior to Annuity Commencement Date.")

MINIMUM INITIAL PURCHASE PAYMENT:      $1,500 for Non-Qualified Contract
                                        or 403(b) transfers/rollover
                                 $  300 for Qualified Contract
MINIMUM SUBSEQUENT PURCHASE PAYMENTS:  $   25 per payment, subject to a
                                       $  300 annual minimum
All investments (Purchase Payments) for benefits on a variable basis will be allocated to Lincoln National Variable Annuity Account H (the Variable Account), a unit investment trust, which is divided into seven separate sub-accounts. The Variable Account will invest the Purchase Payments (at net asset value) in shares of one or more specified Funds: the Growth
Fund, the International Fund, the Growth-Income Fund, the Asset Allocation Fund, the High-Yield Bond Fund, the U.S. Government/AAA-Rated Securities Fund, and the Cash Management Fund of American Variable Insurance Series, referred to as "the Fund(s)," as directed by the Contract Owner. The value of a Contract prior to the Annuity Commencement Date, and the amount of the variable annuity payments thereafter, will depend upon the investment results of the Fund(s) selected. Investments in these Funds are neither insured nor guaranteed by the U.S. Government or any other entity or person.

Purchase Payments for benefits on a fixed basis will be allocated to the fixed portion of the Contract, part of the general account of Lincoln Life. This Prospectus describes only the elements of the Contracts pertaining to the Variable Account except where reference to the fixed portion of the Contract is specifically made.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION
PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION ABOUT THE
VARIABLE ACCOUNT THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW
BEFORE INVESTING.  PLEASE READ IT CAREFULLY AND RETAIN IT FOR
FUTURE REFERENCE.

ADDITIONAL INFORMATION ABOUT THE VARIABLE ACCOUNT HAS BEEN
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  THAT
STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED APRIL 1, 1994, HAS BEEN INCORPORATED BY REFERENCE INTO THIS PROSPECTUS AND WILL BE
PROVIDED ON REQUEST AND WITHOUT CHARGE.

FOR A COPY, COMPLETE AND MAIL THE ENCLOSED CARD, OR CALL
1-800-942-5500, EXTENSION 4912.  A TABLE OF CONTENTS FOR THE SAI
APPEARS ON THE LAST PAGE OF THIS PROSPECTUS.

THIS PROSPECTUS MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT
PROSPECTUS OF THE AMERICAN VARIABLE INSURANCE SERIES, WHICH
SHOULD ALSO BE READ CAREFULLY BEFORE INVESTING AND RETAINED FOR
FUTURE REFERENCE.


                  THIS PROSPECTUS IS DATED APRIL 1, 1995

                             TABLE OF CONTENTS


                            PAGE                                    PAGE
SPECIAL TERMS                3    FEDERAL TAX STATUS                  27
EXPENSE TABLE                5    VOTING RIGHTS                       29
SYNOPSIS                     7    DISTRIBUTION OF CONTRACTS           30
CONDENSED FINANCIAL               RETURN PRIVILEGE                    30
INFORMATION                 10    RESTRICTIONS UNDER THE TEXAS
INVESTMENT RESULTS          11    OPTIONAL RETIREMENT PROGRAM         31
FINANCIAL STATEMENTS              STATE REGULATION                    31
THE LINCOLN NATIONAL LIFE         RECORDS AND REPORTS                 31
INSURANCE COMPANY           12    LEGAL PROCEEDINGS                   31
VARIABLE ACCOUNT            12    OTHER INFORMATION                   31
INVESTMENTS OF THE                TABLE OF CONTENTS OF THE
VARIABLE ACCOUNT            12    STATEMENT OF ADDITIONAL
CHARGES AND OTHER                 INFORMATION (SAI)
DEDUCTIONS                  15
THE CONTRACTS               18
ANNUITY PAYMENTS            25

                        SPECIAL TERMS
As used in this Prospectus, the following terms have the indicated meanings:
ACCOUNT OR VARIABLE ACCOUNT: The segregated investment account in which The Lincoln National Life Insurance Company sets aside and invests the assets attributable to the Variable Annuity Contract offered by this Prospectus.

ACCUMULATION UNIT: A unit of measurement used to calculate the Contract Value prior to the Annuity Commencement Date. See "Allocation of Purchase Payments" below.

ADVISER OR INVESTMENT ADVISER: Capital Research and Management Company, which provides investment management services to the Series. See "Investment Adviser" below.

ANNUITANT:  The person on whose life or life expectancy the payments are based.

ANNUITY COMMENCEMENT DATE: The date which the Contract Owner has designated for commencement of annuity payments.

ANNUITY OPTION: An optional form of payment of the annuity provided for under the Contract. See "Annuity Payments" below.

ANNUITY UNIT: A unit of measurement used after the Annuity Commencement Date to calculate the amount of annuity payments. See "Annuity Payments" below.

BENEFICIARY: The person designated by the Contract Owner to receive the Death Benefit, if any, payable upon death of the Annuitant.

CASH SURRENDER VALUE: Upon surrender, the Contract Value less any applicable charges, fees and taxes.

CODE:  The Internal Revenue Code of 1986, as amended.

CONTRACT: The agreement between Lincoln Life and the Contract Owner providing a variable annuity for an Annuitant who is named in the Contract (also referred to in this Prospectus as the Variable Annuity Contract).

CONTRACT OWNER: The Annuitant (or other designated person), except in cases where a Contract is issued to the trustee of a trust or to a custodian of a qualified pension or profit-sharing plan under Section 401(a) of the Code or of an Individual Retirement Annuity under Section 408 of the Code, or where a Contract is issued in connection with a deferred compensation plan pursuant to
Section 457 of the Code. In cases where the Contract is issued to such a trustee or custodian, as defined above, the Contract Owner is the trustee or custodian.

CONTRACT VALUE: The sum of the values of all the Accumulation Units and all monies held in the general account attributable to a Contract at a given time.

CONTRACT YEAR: Each year commencing with the date of issue of the Contract and with each Contract anniversary thereafter.

DEATH BENEFIT: The amount payable to the Contract Owner's designated Beneficiary upon death of the Annuitant prior to the Annuity Commencement Date. See "Death Benefit Prior to Annuity Commencement Date" below.

DEPOSITOR:  The Lincoln National Life Insurance Company.

HOME OFFICE: The principal office of Lincoln Life, located at 1300 South Clinton Street, Fort Wayne, Indiana 46802.

FUND(S): The underlying investment options available in the American Variable Insurance Series.

Lincoln Life:  The Lincoln National Life Insurance Company.

PURCHASE PAYMENTS: Amounts paid to purchase an annuity by or on behalf of an Annuitant.

SERIES: American Variable Insurance Series (the "Series"), the fund in which Purchase Payments are invested.

SUB-ACCOUNT: That portion of the Variable Account which pertains to investments in accumulation Units of a particular Fund.

VALUATION DATE: Each day that the New York Stock Exchange is open for business. See "The Contracts--Valuation Date" below.

VALUATION PERIOD: The period commencing at the close of business on a particular Valuation Date and ending at the close of business on the next succeeding Valuation Date.

                               EXPENSE TABLE

CONTRACT OWNER TRANSACTION EXPENSES:
  Contingent Deferred Sales Charge
  (as a percentage of Purchase Payments):          6%
(Note: This charge may be waived in certain cases. See "Contingent Deferred Sales Charges" below.)



Reduced Contingent Deferred Sales Charges Over Time
    The contingent deferred sales charge percentage listed above is the MAXIMUM percentage charged as a percentage of Purchase Payments withdrawn. The later a redemption occurs, the lower the contingent deferred sales charge with respect to those withdrawals. (See the table under "Contingent Deferred Sales Charges," below.)
___________________________________________________________________________

ANNUAL CONTRACT FEE:                    $35*
  *This is a single charge assessed against Contract Value on the last Valuation Date of each Contract Year and upon full surrender, it is NOT a separate charge for each sub-account.
___________________________________________________________________________

VARIABLE ACCOUNT H ANNUAL EXPENSES
  (as a percentage of average
  account value for each
  sub-account):                   GA*   IA    GIA   AAA   HBA   G/A   CMA
  Mortality and Expense Risk Fees 1.25% 1.25% 1.25% 1.25% 1.25% 1.25% 1.25%
  Account Fees and Expenses        .10   .10   .10   .10   .10   .10   .10
  TOTAL ACCOUNT H ANNUAL EXPENSES 1.35% 1.35% 1.35% 1.35% 1.35% 1.35% 1.35%
  *The symbols shown represent these sub-accounts: GA=Growth Sub-Account;
IA=International Sub-Account; GIA=Growth-Income Sub-Account; AAA=Asset Allocation Sub-Account;
HBA=High-Yield Bond Sub-Account; G/A=U.S. Government/AAA-Rated Sub-Account;
CMA=Cash Management Sub-Account

  _________________________________________________________________________

ANNUAL EXPENSES OF THE FUNDS
  (as a percentage of each Fund's
  average net assets):              GF*  IF    GIF   AAF    HBF   GAF   CMF

Management Fees                    .46% .69%  .44%  .50%   .51%  .51%  .46%
 Other Expenses                    .03% .11%  .03%   .03%   .03%  .03% .03%
                                   .49% .80%  .47%   .53%   .54%  .54% .49%

  *The symbols shown represent these Funds: GF=Growth Fund; IF=International
Fund; GIF=Growth-Income Fund; AAF=Asset Allocation Fund; HBF=High-Yield Bond
Fund;  GAF=U.S. Government/AAA-Rated Securities Fund; CMF=Cash Management Fund.


EXAMPLES (reflecting expenses both of the Variable Account and of the Funds):

A. If you surrender your contract at the end of the applicable time period, you would pay the following expenses(1) on a $1,000 investment, assuming 5% annual return(2) on assets:

                          1 YEAR      3 YEARS      5 YEARS      10 YEARS(4)
GF(3)                       $79         $108         $129          $215
IF                           82          117          145           247
GIF                          79          107          128           213
AAF                          79          109          131           219
HBF                          79          109          132           220
GAF                          79          109          132           220
CMF                          79          108          129           215

B. If you do not surrender your contract (or if you annuitize), you would pay the following expenses(1) on a $1,000 investment, assuming 5% annual return(2) on assets:

                         1 YEAR       3 YEARS      5 YEARS      10 YEARS(4)
GF(3)                      $19          $58          $ 99          $215
IF(4)                       22           67           115           247
GIF                         18           57            98           213
AAF(4)                      19           59           101           219
HBF                         19           59           102           220
GAF                         19           59           102           220
CMF                         19           58            99           215

(1) These expenses, calculated as mandated by the Securities and Exchange Commission, reflect the Annual Contract Fee as the ratio of the total contract fees collected in the most recent fiscal year to the total average net assets of the Account.

(2) Use of this assumed return is mandated by the Securities and Exchange Commission and is not intended to be an illustration of past or future investment results.

(3) Key: GF=Growth Fund; IF=International Fund; GIF=Growth-Income Fund; AAF=Asset Allocation Fund; HBF=High-Yield Bond Fund; GAF=U.S.
Government/AAA-Rated Securities Fund; CMF=Cash Management Fund

(4) The average expenses paid over a 10-year period would be approximately $22-$25 per year per Contract.

All of the figures provided under the sub-heading "Annual Expenses of the Funds" and part of the data used to produce the figures in the "Examples" were supplied by the underlying portfolio company (American Variable Insurance Series) through the Variable Account's principal underwriter, American Funds Distributors, Inc.

This table is provided to assist the Contract Owner in understanding the various costs and expenses that he or she will bear directly or indirectly. The table reflects expenses both of the Variable Account and of the seven Funds. For more complete descriptions of the various costs and expenses involved, see "Charges and Other Deductions" in this Prospectus, and "Fund Organization and Management" in the Prospectus for the Funds. Premium taxes may also be applicable, although they do not appear in the table. THE "Examples" SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. This table is unaudited.

                                  SYNOPSIS

WHAT TYPE OF CONTRACT AM I BUYING?--It is an annuity contract issued by Lincoln Life. It may provide for a fixed annuity and/or a variable annuity. This Prospectus is intended to provide disclosure only about the variable portion of the Contract. (See "The Contracts," below.)

WHAT IS THE VARIABLE ACCOUNT?--It is a segregated asset account established under Indiana insurance law, and registered with the Securities and Exchange Commission as a unit investment trust. The assets in the Variable Account are allocated to one or more Sub-Accounts, according to the investment preference of the Contract Owner, and those assets are not chargeable with liabilities arising out of any other business which Lincoln Life may conduct. (See "Variable Account," below.)

WHAT ARE MY INVESTMENT CHOICES?--Through its various Sub-Accounts, the Variable Account uses your Purchase Payments to purchase Series shares, at your direction, in one or more of the following investment funds of the American Variable Insurance Series (Series): Growth Fund, International Fund, Growth-Income Fund, Asset Allocation Fund, High-Yield Bond Fund, U.S. Government/AAA-Rated Securities Fund, and Cash Management Fund. In turn, each fund holds a portfolio of securities consistent with its own particular investment policy. (See "Investments of the Variable Account--Description of the Series," below.)

WHO INVESTS MY MONEY?--The investment adviser for the Series is Capital Research and Management Company (CRMC), Los Angeles, California. CRMC is a long-established investment management organization, and is registered as an investment adviser with the Securities and Exchange Commission. (See "Investments of the Variable Account--Investment Adviser," below.)

HOW DOES THE CONTRACT WORK?--Once your application is approved by Lincoln Life, you will be issued an individual annuity Contract. During the Accumulation Period, your Purchase Payments will buy Accumulation Units under the Contract. Should you decide to annuitize (that is, change your contract to a payout mode rather than an accumulation mode), your Accumulation Units will be converted to Annuity Units. Your annuity check will be based upon the number of Annuity Units to which you became entitled at the time you decided to annuitize, and the value of each unit on the Valuation Date.
(See "The Contracts," below.)

WHAT CHARGES ARE ASSOCIATED WITH THIS CONTRACT?--At the end of each contract year and at time of surrender, Lincoln Life will deduct $35 from your Contract Value as a maintenance charge.

Should you decide to withdraw Contract Value before your Purchase Payments have been in your account for a certain minimum period, you will incur a contingent deferred sales charge of anywhere from 1% to 6%, depending upon how many years those payments have been on deposit. (Note: This sales charge is not assessed upon annuitization, or upon the death or total and permanent disability occurs subsequent to the Contract effective date prior to the 65th birthday, of the annuitant.)

If your state assesses a premium tax with respect to your Contract, then at the time the tax is incurred (or at such other time as Lincoln Life may choose), Lincoln Life will deduct those amounts from Purchase Payments or Contract Value, as applicable. (See "Charges and Other Deductions--Deductions for Premium Taxes" below.)

Lincoln assesses a charge of .10% against the daily net asset value of the Variable Account as a whole - including that portion of the Account attributable to your Purchase Payments. In addition, an annual charge of
 .80% of net asset value is made for the mortality risk guarantees given in the Contract, and .45% is made for administrative expense risks assumed by Lincoln Life. (For a complete discussion of the charges associated with the Contract, see "Charges and Other Deductions," below.)

American Variable Insurance Series pays a fee to its investment adviser, CRMC, based upon the average daily net asset value of each fund in the Series. (See "Investments of the Variable Account--Investment Adviser," below.) In addition, there are other expenses associated with the daily operation of the Series. These are more fully described in the Prospectus for the Series.

HOW MUCH MUST I PAY, AND HOW OFTEN?--Subject to the minimum and maximum payments stated on the first page of this Prospectus, the amount and frequency of payments is completely flexible. (See "The Contracts--Purchase Payments," below.)

HOW WILL MY ANNUITY PAYMENTS BE CALCULATED?--If you decide to annuitize, you elect an annuity payment option. Once you have done so, your monthly payment will be based upon a number of factors. For a Contract Owner participating in the Variable Account, the changing values of the Series
Funds in which you have invested will be one such factor. (See "Annuity Payments," below.) Remember that participants in the Variable Account take the risk of any drop, and benefit from any gain, in the value of the securities in the Funds' portfolios.

WHAT HAPPENS IF I DIE BEFORE I ANNUITIZE?--If you are the Annuitant and also the Contract Owner, then the Beneficiary whom you designate will receive either the sum of all Purchase Payments minus prior withdrawals/partial surrenders, or the then current value of the Contract, whichever is greater. Your
Beneficiary will have certain options for how the money is to be paid out.
A Contract Owner who is not also an Annuitant is subject to certain special rules. (See "The Contracts--Death Benefit Prior to Annuity Commencement Date/Death of Contract Owner," below.)

MAY I TRANSFER CONTRACT VALUE BETWEEN FUNDS IN THE SERIES?--Yes; however, there are limits on how often you may do so. (See "The Contracts--Transfers of Accumulation Units Between Sub-Accounts" and "Transfers on or Following the Annuity Commencement Date," below.)

MAY I TRANSFER CONTRACT VALUE FROM THE FIXED TO THE VARIABLE SIDE OF
THE ACCOUNT, AND VICE-VERSA? Yes, subject once again to specific restrictions in the Contract. (See "The Contracts--Transfers of Accumulation Units to and From the General Account," below.)

MAY I SURRENDER THE CONTRACT OR MAKE A PARTIAL WITHDRAWAL?--Yes, subject to any contract requirements and to any restrictions imposed under certain retirement plans. (Contract Owners under a public school system or tax-exempt institution qualifying under Section 403(b) of the Code are subject to special restrictions upon surrender and withdrawal.) If you surrender the Contract or make a partial withdrawal, certain charges may be assessed, as discussed above and under "Charges and Other Deductions," below. In addition, the IRS may assess a 10% premature withdrawal penalty tax. A surrender may be subject to 20% withholding. (See "Federal Tax Status--Withholding, below.)

DO I GET A 'FREE LOOK' AT THIS CONTRACT?--Yes. If within 10 days (or a longer period, if required by law) of the date you first receive the Contract you return it, postage pre-paid, to the Home Office of Lincoln Life, it will be cancelled. However, except in a very few states, you assume the risk of a market drop with respect to Purchase Payments which you allocated to the variable side of the Contract. (See "Return Privilege," below.)

                LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT H

                      CONDENSED FINANCIAL INFORMATION
        (For an accumulation unit outstanding throughout the period)

This information comes from financial statements for the various sub-accounts. It should be read together with the financial statements and related notes for the Variable Account, which appear in the Statement of Additional Information.

                                        YEAR ENDED DECEMBER 31
                                    1989*    1990     1991      1992       1993    1994
  GROWTH SUB-ACCOUNT
  Accumulation Unit Value
  --Beginning of Period            $1.000   $1.009   $ .952    $1.252     $1.369     $1.571
  --End of Period                   1.009     .952    1.252     1.369      1.571      1.558
Number of Accumulation Units
  --End of Period (000's)          48,888  198,367  486,812   752,797    980,310 1,133,151

GROWTH-INCOME SUB-ACCOUNT
Accumulation Unit Value
  --Beginning of Period            $1.000   $1.021   $ .982    $1.202     $1.280     $1.418
  --End of Period                   1.021     .982    1.202     1.280      1.418       1.428
Number of Accumulation Units
  --End of Period (000's)          88,723  340,270  703,495  1,122,418  1,500,824  1,680,732
INTERNATIONAL SUB-ACCOUNT**
Accumulation Unit Value
  --Beginning of Period           N/A       $1.000     .947     $1.044     $1.021    $1.354
  --End of Period                 N/A         .947    1.044      1.021      1.354      1.361
Number of Accumulation Units
  --End of Period (000's)         N/A      78,763   200,309    360,734  697,520     984,460

ASSET ALLOCATION SUB-ACCOUNT
Accumulation Unit Value
  --Beginning of Period            $1.000    $1.022   $ .998    $1.200    $1.284   $1.399
  --End of Period                   1.022      .998    1.200     1.284     1.399      1.377
Number of Accumulation Units
  --End of Period (000's)          41,276   110,929   174,468   285,119   410,464    448,248
HIGH-YIELD BOND SUB-ACCOUNT
Accumulation Unit Value
  --Beginning of Period            $1.000    $1.006   $1.031   $1.287     $1.429    $1.641
  --End of Period                   1.006     1.031    1.287    1.429      1.641       1.513
Number of Accumulation Units
  --End of Period (000's)           5,671    17,624   47,739  101,884    191,433    216,546
U.S. GOVERNMENT/AAA-RATED SUB-ACCOUNT
Accumulation Unit Value
  --Beginning of Period             $1.000    $1.018   $1.089   $1.246    $1.323    $1.451
  --End of Period                    1.018     1.089    1.246    1.323     1.451       1.369
Number of Accumulation Units
  --End of Period (000's)           13,695    59,506  139,710  212,716    282,851   282,879
CASH MANAGEMENT SUB-ACCOUNT
Accumulation Unit Value
  --Beginning of Period             $1.000    $1.029     $1.095  $1.140   $1.161    $1.177
  --End of Period                    1.029     1.095      1.140   1.161    1.177      1.206
Number of Accumulation Units
  --End of Period (000's)           23,046    96,578    106,259  133,763  106,323   141,512

*The Variable Account commenced operations on August 1, 1989. Therefore, the figures for 1989 represent experience of less than one year.

**The International Sub-Account commenced operations on May 1, 1990.
Therefore, the figures for 1990 represent experience of less than one year.

                         INVESTMENT RESULTS

The Variable Account may from time to time compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without contingent deferred sales charges and contract fees. Results calculated without contingent deferred sales charges or contract fees will be higher. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. See the SAI for further information.

                            FINANCIAL STATEMENTS

The financial statements for the Variable Account and for Lincoln Life are
located in the SAI.   See the cover page of this Prospectus for information on
how to obtain a copy.

                THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

The Lincoln National Life Insurance Company (Lincoln Life), P.O. Box 2348, 1300 South Clinton Street, Fort Wayne, Indiana 46802, is a stock life insurance company organized in 1905 under the laws of the State of Indiana, is wholly owned by Lincoln National Corporation, a publicly-held holding company organized under Indiana law. Lincoln National Corporation, through subsidiaries, engages primarily in the issuance of annuities, life insurance, property-casualty insurance, and reinsurance. The obligations under the Contracts are those of Lincoln Life.

                              VARIABLE ACCOUNT

The Variable Account was established by Lincoln Life (its Depositor) under Indiana law on February 7, 1989. The Variable Account has been registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940 (the 1940 Act). Such registration does not involve supervision of the management of the Variable Account or Lincoln Life by the Securities and Exchange Commission. The
Variable Account is a segregated investment account, and as such meets the definition of "separate account" under the federal securities laws. Thus, the Variable Account is not chargeable with liabilities arising out of any other business that Lincoln Life may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the Variable Account, are, in accordance with the applicable Contracts, credited to or charged against the Variable Account without regard to other income, gains, or losses of the Depositor. The investment results of the Variable Account will fluctuate, and are not guaranteed. The Contract's value and the amount of variable annuity payments depend on the investment results of the underlying Series' Fund(s). Thus, THE CONTRACT OWNER BEARS THE FULL INVESTMENT RISK FOR ALL AMOUNTS ALLOCATED TO THE VARIABLE ACCOUNT.

                    INVESTMENTS OF THE VARIABLE ACCOUNT

Purchase Payments to be invested in the Variable Account will be allocated among one or more sub-accounts, each of which invests solely in shares of one of the Series' Funds, according to the instructions contained in the Contract Owner's application. Contract Owners may change their allocation of Purchase Payments without penalty or other charge, subject to restrictions set forth in this Prospectus. Shares of the Funds will be sold at net asset value (no sales charge) to the Variable Account for the purpose of funding the Contracts, and the Series is required to redeem the shares of all Funds at net asset value at Lincoln Life's request.

INVESTMENT ADVISER

The Series has retained, as its investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, California 90071, one of the nation's largest and oldest investment management organizations. As compensation for its services to the Series, the Investment Adviser receives from the Series a fee, accrued daily and paid monthly, based on the net assets of each Fund, as described in the prospectus for the Series.

DESCRIPTION OF THE SERIES

The Series was organized as a Massachusetts business trust in 1983 and is registered as a diversified, open-end management investment company under the 1940 Act. The Series consists of seven Funds: the Growth Fund, the International Fund, the Growth-Income Fund, the Asset Allocation Fund, the High-Yield Bond Fund, the U.S. Government/AAA-Rated Securities Fund and the Cash Management Fund. The Series' Board of Trustees may at any time establish additional Funds, which may or may not be available to the Variable Account. The Series offers its shares to insurance company separate accounts only.
Fund assets are segregated and a shareholder's interest is limited to those Funds in which the shareholder owns shares.

The seven Funds have, and are subject to, certain investment policies and restrictions which may not be changed without a majority vote of shareholders of the respective Funds. A summary of the investment objectives of each Fund of the Series is given below. More detailed information may be found in the current Prospectus for the American Variable Insurance Series, which must accompany or precede this Prospectus and which should be read carefully. THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE THEIR STATED OBJECTIVES.

GROWTH FUND--The Growth Fund seeks to provide growth of capital. Whatever current income is generated by the Fund is likely to be incidental to the objective of capital growth. Ordinarily, accomplishment of the Fund's objective of capital growth will be sought by investing primarily in common stocks or securities with common stock characteristics.

INTERNATIONAL FUND--The International Fund seeks long-term growth of capital by investing primarily in securities of issuers domiciled outside the United States.

GROWTH-INCOME FUND--The Growth-Income Fund seeks growth of capital and income. In the selection of securities for investment, the possibilities of appreciation and potential dividends are given more weight than current yield. Ordinarily, the assets of the Growth-Income Fund consist principally of a diversified group of common stocks, but other types of securities may be held when deemed advisable including preferred stocks and corporate bonds, including convertible bonds.

ASSET ALLOCATION FUND--The Asset Allocation Fund seeks total return (including income and capital gains) and preservation of capital over the long-term by investing in a diversified portfolio of securities that can include common stocks and other equity-type securities (such as convertible bonds and preferred stocks), bond and other intermediate and long-term fixed-income securities, and money market instruments (debt securities maturing in one year or less).

HIGH-YIELD BOND FUND--The High-Yield Bond Fund is a fully managed, diversified bond portfolio. It seeks high current income and secondarily seeks capital appreciation. The High-Yield Bond Fund will generally be invested substantially in intermediate-and long-term corporate obligations, with emphasis on higher yielding, higher risk, lower rated or unrated securities.

U.S. GOVERNMENT/AAA-RATED SECURITIES FUND--The U.S. Government/AAA-Rated Securities Fund seeks a high level of current income consistent with prudent investment risk and preservation of capital by investing primarily in a combination of securities guaranteed by the U.S. Government and other debt securities rated AAA or Aaa.

CASH MANAGEMENT FUND--The Cash Management Fund seeks high current yield while preserving capital by investing in a diversified selection of money market instruments.

SALE OF FUND SHARES BY THE SERIES

Lincoln Life will purchase shares of the Funds at net asset value and allocate them to the appropriate sub-accounts of the Variable Account. Lincoln Life will redeem sufficient shares of the appropriate Fund to pay annuity payments, Death Benefits or surrender or withdrawal proceeds, or for other purposes contemplated by the Contract. In addition, if a Contract Owner elects to transfer all or part of his/her investment in one Fund to another Fund, Lincoln Life may redeem shares held in the first Fund and purchase shares of the other Fund.

Shares of the Funds are not sold directly to the general public. They are sold only to Lincoln Life, and may be sold to other insurance companies, for investment of the assets of the sub-accounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When the Series sells shares in any of its Funds both to variable annuity and to insurance separate accounts, it is said to engage in "mixed funding." When the Series sells shares in any of its Funds to separate accounts of unaffiliated life insurance companies, it is said to engage in "shared funding."

The Series currently engages in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interests of various Contract Owners participating in a Fund could conflict. The Series' Board of Trustees will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. (See the Prospectus for the Series.)

REINVESTMENT

All dividend and capital gain distributions of the Funds will be automatically reinvested in shares of the distributing Funds at their net asset value on the record date.

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

Lincoln Life reserves the right, subject to compliance with the law as currently applicable or subsequently changed, to make additions to, deletions from, or substitutions for the Series and/or any Funds within the Series in which the Variable Account participates. Thus, if shares of any of the above Funds should no longer be available for investment, or if in the judgement of Lincoln Life's management further investment in any Fund should become inappropriate in view of the purposes of the Contract, then Lincoln Life may substitute shares of another Series, or of other Funds, for shares already purchased, or to be purchased in the future, under the Contract. No substitution of securities in any Contract Owner's account may take place without notice to Contract Owners and prior approval of the Securities and Exchange Commission, in accordance with the 1940 Act.

                        CHARGES AND OTHER DEDUCTIONS

ADMINISTRATIVE AND MAINTENANCE CHARGE

Lincoln Life will deduct a Contract maintenance charge of $35 per Contract Year. This charge will be deducted from the Contract Value on the last Valuation Date of each Contract Year to compensate Lincoln Life for administrative services provided to Contract Owners. In addition, the Contract maintenance charge will be deducted from the Contract Value as of the Valuation Date immediately following receipt of a written request by the Contract Owner for surrender, irrespective of when during the Contract Year the surrender occurs. Lincoln Life also deducts from the Variable Account an amount, computed daily, which is equal to an annual rate of .10% of the daily net asset value of the Variable Account, to compensate it for its administrative services. Lincoln Life does not intend to profit from these charges.

Among the administrative services which Lincoln Life provides to Contract Owners are: processing applications for and issuing the Contracts; processing purchases and redemptions of Fund shares as required (including automatic withdrawal services); maintaining records; administering annuity payments; furnishing accounting and valuation services (including the calculation and monitoring of daily sub-account values); reconciling and depositing cash receipts; providing Contract confirmations; providing toll-free inquiry services; and furnishing telephonic fund transfer services.

CONTINGENT DEFERRED SALES CHARGES

No Contingent Deferred Sales Charge applies to a surrender or withdrawal of Purchase Payments that have been invested at least seven full Contract years. A Contingent Deferred Sales Charge does apply (except as described below) to surrenders or withdrawals of other Purchase Payments that have been invested for the periods indicated as follows:

NUMBER OF COMPLETE CONTRACT              CONTINGENT DEFERRED SALES CHARGE
YEARS THAT PURCHASE PAYMENTS             AS A PERCENTAGE OF THE SURRENDERED
HAVE BEEN INVESTED                       OR WITHDRAWN PURCHASE PAYMENTS

Less than 2 years                                      6%
At least 2 years but less than 3 years                 5%
At least 3 years but less than 4 years                 4%
At least 4 years but less than 5 years                 3%
At least 5 years but less than 6 years                 2%
At least 6 years but less than 7 years                 1%
At least 7 years                                       0%

A Contingent Deferred Sales Charge does not apply to (1) the first withdrawal of Contract Value during a Contract Year to the extent such withdrawal does not exceed 10% of the Purchase Payments (this 10% withdrawal exception does not apply to a surrender of a Contract), (2) automatic withdrawals not in excess of 10% of the Purchase Payments during a Contract Year made by Contract
Owners who are at least age 59 1/2, (3) a surrender of a Contract as a result of the "permanent and total disability" [as defined in section 22(e)(3) of the Code], subsequent to the effective date of the Contract and prior to the 65th birthday of the annuitant, (4) a surrender of a Contract or withdrawal of Contract Value of a Contract issued to employees and registered representatives of any member of the selling group and their spouses and minor children; or to officers, directors, trustees or bona-fide full-time employees of Lincoln National Corporation or The Capital Group, Inc. or their affiliated or managed companies (based upon the Contract Owner's status at the time the Contract was purchased), and (5) a surrender of the Contract as a result of the death of the Annuitant. (These charges are not waived in connection with withdrawals or a surrender of the Contract as a result of the death of a Contract Owner who is not the annuitant.) The contingent deferred sales charge is calculated separately for each Contract Year's
Purchase Payments to which a charge applies. Lincoln Life assumes that Purchase Payments are withdrawn on a "first in-first out (FIFO) basis," and that all Purchase Payments are withdrawn before any earnings are withdrawn.
The Contingent Deferred Sales Charges associated with surrender or withdrawal are paid to Lincoln Life to compensate it for the loss it experiences on Contract distribution costs when Contract Owners surrender or withdraw before distribution costs have been recovered.

Participants in the Texas Optional Retirement Program should refer to "Restrictions Under the Texas Optional Retirement Program" below.

The administrative and contingent deferred sales charges described above may be reduced or eliminated for any particular Contract but only to the extent that Lincoln Life estimates that it will incur lower administrative and/or distribution expenses or perform fewer administrative or sales services than those originally contemplated in establishing the level of those charges.
Lower administrative and distribution expenses may be the result of economies associated with (1) the use of mass enrollment procedures, (2) the performance of administrative or sales functions by an employer, (3) the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees or (4) any other circumstances which reduce administrative or distribution expenses. The exact amount for administrative and contingent deferred sales charges applicable to a particular Contract will be stated in that Contract.

DEDUCTIONS FROM THE VARIABLE ACCOUNT FOR ASSUMPTION
OF DISTRIBUTION, MORTALITY AND EXPENSE RISKS

Lincoln Life deducts from the Variable Account an amount, computed daily, which is equal to an annual rate of 1.25% of the daily net asset value of the Variable Account, to compensate Lincoln Life for its assumption of certain risks described below. This charge is allocable .80% to Lincoln Life's assumption of mortality risks and .45% to its assumption of administrative expense risks. The level of this charge is guaranteed and will not change.

Lincoln Life's assumption of mortality risks guarantees that the variable annuity payments made to Contract Owners will not be affected by the mortality experience (life span) of persons receiving such payments or of the general population. Lincoln Life assumes this mortality risk by virtue of annuity rates incorporated in the Contract which cannot be changed. Lincoln Life also assumes the mortality risk inherent in the Death Benefit prior to the Annuity Commencement Date.

Lincoln Life's expense risk is that the amounts derived from the administration charges will be insufficient to cover administration expenses. Lincoln Life anticipates that the charges for administrative expenses, which cannot be increased by Lincoln Life, will cover administrative costs; however, Lincoln Life assumes the risk that those charges will be insufficient to cover those costs. (See "Maintenance and Administrative Charge" above, for information about the administrative services provided.) As stated in that section, Lincoln Life does not intend to profit from those charges. If the charges prove to be insufficient, the excess costs will be borne by Lincoln Life.

Lincoln Life expects to profit from the daily deduction for mortality and expense risks. Any such profit, as well as any other profit realized by Lincoln Life and held in the general account (which supports insurance and annuity obligations), would be available for any proper corporate purpose, including, but not limited to, payment of sales and distribution expenses. (Based on its actuarial determination, Lincoln Life does not anticipate that the contingent deferred sales charge will cover all sales expenses which Lincoln Life will incur in connection with the Contract.)

DEDUCTIONS FOR PREMIUM TAXES

Any premium tax or other tax (herein collectively referred to as premium taxes) levied by any governmental entity as a result of the existence of the Contracts or the Variable Account may be deducted from Contract Values when incurred (or at such other time as Lincoln Life may choose).

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation, or by judicial acts. Such premium taxes will depend on the insurance tax laws of the relevant state. The tax ranges from 0.5% to 4.0%.

OTHER CHARGES AND DEDUCTIONS

There are deductions from and expenses paid out of the assets of the underlying Series.

                               THE CONTRACTS

PURCHASE OF CONTRACTS

A person wishing to purchase a Contract must apply for it through an authorized sales representative of Lincoln Life. The completed application is then forwarded to Lincoln Life for acceptance or rejection. If the application is accepted, a Contract is prepared and executed by duly authorized officers of Lincoln Life, and then delivered to the Contract
Owner. See "Distribution of Contracts" below. Lincoln Life reserves the right to reject applications in its sole discretion.

An initial Purchase Payment will be priced not later than two business days after receipt of an order to purchase, if the application and all information necessary for processing the purchase order are complete upon receipt. Lincoln Life may retain the Purchase Payment for up to five business days while attempting to complete an incomplete application. If the application cannot be made complete within five days, the applicant will be informed of the reasons for the delay and the Purchase Payment will be returned immediately unless the applicant specifically consents to Lincoln Life retaining the Purchase Payment until the application is made complete. Thereafter, the Purchase Payment must be priced within two business days.

WHO CAN INVEST

Any individual of legal age in the states where the Contracts may be lawfully sold who is eligible to participate in any of the qualified or nonqualified plans for which the Contracts are designed, who fits Lincoln Life's underwriting guidelines and where the annuitant does not have an attained age of more than 85, may apply for a Contract.

PURCHASE PAYMENTS

Purchase Payments are payable to Lincoln Life at the frequency and in the amount selected by the Contract Owner in the Application. The minimum initial Purchase Payment is $1,500 for Non-Qualified Contracts and Section 403(b) transfers/rollovers; and $300 for Qualified Contracts. The minimum annual amount for subsequent Purchase Payments is $300 for Non-Qualified and Qualified Contracts, with a minimum of $25 per payment. Purchase Payments in the aggregate may not exceed $1,000,000 for each Contract issued. In the event that a Contract Owner ceases to make Purchase Payments, the Contract will remain in force as a paid-up Contract as long as the total Contract Value is at least $300, and payments may be resumed at any time until the earliest of the Annuity Commencement Date, surrender of the Contract, or death of the Annuitant.

VALUATION DATE

Accumulation and Annuity Units will be valued once daily at the close of trading (currently 4:00 p.m., New York time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the Accumulation and Annuity Unit value will be the same as that on the next following Valuation Date.

ALLOCATION OF PURCHASE PAYMENTS

Purchase Payments are normally allocated to sub-accounts within the Variable Account, each of which invests in one of the designated Funds of the Series, according to the instructions of the Contract Owner. The minimum amount of any Purchase Payment which can be allocated to any one sub-account is $20 under the Contract. Upon allocation to the appropriate sub-account, Purchase Payments are converted into Accumulation Units. The number of Accumulation Units credited is determined by dividing the amount allocated to each sub-account by the value of an Accumulation Unit for that sub-account on the Valuation Date on which the Purchase Payment is received, if received prior to 4:00 p.m., E.S.T. on that date, and by the value computed on the next Valuation Date, if received at or after 4:00 p.m. EST. The number of Accumulation Units so determined shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit will vary in amount depending upon the investment experience, expenses, and other deductions of the underlying Fund.

VALUATION OF ACCUMULATION UNITS

Accumulation Units for each sub-account are valued separately. Initially, the value of each Accumulation Unit was arbitrarily set at $1.00. Thereafter, the value of an Accumulation Unit in any sub-account on any Valuation Date equals the value of an Accumulation Unit in that sub-account as of the immediately preceding Valuation Date, multiplied by the "net investment factor" of that sub-account for the current Valuation Period. In order to arrive at the net investment factor, a "gross investment rate" is first determined for each Fund Valuation Period. Such rate is equal to: (a) the investment income of the Fund for the Valuation Period (plus capital gains and minus capital losses for the period, whether realized or unrealized) minus (b) a daily charge against net assets for investment advisory services and other expenses accrued by the Fund for each day of the Valuation Period, divided by
(c) the net asset value of the Fund as of the beginning of the Valuation Period. The gross investment rate may be positive or negative.

The net investment rate with respect to each sub-account is then determined. Such rate is equal to the gross investment rate for the Fund minus a daily charge at an annual rate of 1.35% for each day of the Valuation Period.

TRANSFERS OF ACCUMULATION UNITS BETWEEN SUB-ACCOUNTS

Prior to the Annuity Commencement Date, a Contract Owner may transfer all or a portion of his/her investment in one sub-account to another sub-account. A transfer will result in the purchase of Accumulation Units in one sub-account, and the redemption of Accumulation Units in the other sub-account. Such a transfer will be accomplished at relative Accumulation Unit values as of the Valuation Date immediately following receipt of the transfer request.

A transfer between sub-accounts cannot be elected more than six times every Contract Year. Lincoln Life reserves the right to waive this six-time limit. The minimum amount which may be transferred between sub-accounts is $300 or the amount in the sub-account, if less. If a transfer from a sub-account would leave the Contract Owner with less than $300 in the sub-account, Lincoln Life may transfer the total amount credited to such sub-account. A transfer may be made by writing to Lincoln Life's Home Office or, if a telephone exchange authorization form is on file with Lincoln Life, by toll-free telephone call.

TRANSFERS OF ACCUMULATION UNITS TO AND FROM THE GENERAL
ACCOUNT

Prior to the Annuity Commencement Date, a Contract Owner may transfer all or any part of the Contract Value from the sub-account(s) to the fixed side (general account) of the Contract. Such transfers cannot be elected more than six times every Contract Year. Lincoln Life reserves the right to waive this six-time limit. The minimum amount which can be transferred to the general account is $300 or the amount in the sub-account, if less. However, if a transfer from a sub-account would leave the Contract Owner with less than $300 in the sub-account, Lincoln Life may transfer the total amount to the general account.

A Contract Owner may also transfer all or part of the Contract Value from the general account to any of the sub-accounts, subject to the following restrictions: (a) no more than 25% of the value of the general account may be transferred to the sub-accounts in any twelve month period; and (b) the minimum amount which can be transferred is $300 or the amount in the general account, if less; and (c) this transfer cannot be made during the first 30 days after the issue date of the Contract and cannot be elected more than six times every Contract Year. Lincoln Life reserves the right to waive any of these restrictions.

A Contract Owner who contemplates the transfer of Contract Value should consider the risk inherent when he or she shifts from one sub-account to another or to the general account. In general, frequent transfers based on short-term expectations will tend to accentuate the danger that a transfer will be made at an inopportune time.

TRANSFERS ON OR FOLLOWING THE ANNUITY COMMENCEMENT DATE

On or after the Annuity Commencement Date, a Contract Owner may direct a transfer of assets from one sub-account to another sub-account or to the general account. Such transfer will be limited to three times per Contract Year. On or after the annuity commencement date, no assets may be transferred from the general account to the sub-accounts.

DEATH BENEFIT PRIOR TO ANNUITY COMMENCEMENT DATE

The Contract Owner may designate a Beneficiary during the life of the Annuitant and change the Beneficiary by filing a written request with Lincoln Life at its Home Office. Each change of Beneficiary revokes any previous designation. Lincoln Life reserves the right to require presentation of the Contract for endorsement of a change of Beneficiary.

If the Annuitant dies prior to the Annuity Commencement Date, a Death Benefit equal to the greater of: (a) the Guaranteed Minimum Death Benefit
(GMDB); or (b) the current value of the Contract, will be paid to the Beneficiary designated by the Contract Owner upon receipt of: (1) proof, satisfactory to Lincoln Life, of the death of the Annuitant; (2) written authorization for payment; and (3) receipt by Lincoln Life of all required claim forms, fully completed.

The GMDB is equal to the sum of all Purchase Payments plus any Attributable Gain (AG), minus any Withdrawals, partial annuitizations, and premium taxes incurred. Lincoln Life determines the AG separately for each Contract Year on its seventh anniversary (once its surrender charge period has expired). The AG consiss of the earnings on a Contract Year's Net Purchase Payment(s) [Purchase Payment(s) minus any Withdrawals and partial annuitizations, applied on a First-in-First-Out basis] as of the Valuation Date just before its seventh anniversary. This amount will then be included in the GMDB calculation.


If Contract conditions are met, the GMDB will be increased automatically by Lincoln Life according to the prescribed formula based upon the Contract's internal rate of return. For this to occur the Annuitant, as of the seventh anniversary of each eligible Contract Year, must still be living and must be less than 81 years of age. For more information about GMDB calculations, please refer to the SAI.

The value of the Death Benefit will be determined as of the date on which the death claim is approved for payment. At any time during a 60-day period commencing with the date of death of the Annuitant, the Beneficiary may elect to receive payment either in the form of a single sum settlement or an Annuity Option. If a single sum settlement is requested, the proceeds will be mailed within seven days of receipt of such election and due proof of death in accordance with any applicable laws and regulations governing payment of Death Benefits. Any single sum payment may be postponed as permitted by the 1940 Act. If an election has not been made by the end of such 60-day period, a single sum settlement will be made to the Beneficiary. If an Annuity Option is elected, the Annuity Commencement Date shall be the date specified in the election but not later than 60 days after receipt by Lincoln Life of notification of death. Payment will be made in accordance with any applicable laws and regulations governing payment of Death Benefits.

Unless otherwise provided in the Beneficiary designation, one of the following procedures will take place on the death of a Beneficiary: (1) If any Beneficiary dies before the Annuitant, that Beneficiary's interest will pass to any other Beneficiaries named according to their respective interests; (2) If no Beneficiary survives the Annuitant, the proceeds will be paid to the Contract Owner if living; otherwise to the Contract Owner's estate.

DEATH OF CONTRACT OWNER

If the owner of a Non-Qualified Contract dies before annuity payments have begun, then in accordance with the provisions of the Code, the Cash Surrender Value (proceeds) of the Contract will be paid as follows: (1) Upon the death of a non-annuitant owner, the proceeds shall be paid to any surviving joint or contingent owner(s); (2) If no joint or contingent owner has been named, then the proceeds shall be paid to the Annuitant named in the Contract.

If the decedent owner or joint owner is also the Annuitant, then the death will be treated as death of the Annuitant subject to the provisions of this Contract regarding death of Annuitant. If the recipient of the proceeds is the surviving spouse of the Contract Owner, the Contract may be continued in the name of such spouse as Contract Owner.

Any distribution must be paid within 5 years of the death of the Contract Owner unless the Beneficiary begins receiving, within one year of the Contract Owner's death, the distribution in the form of a life annuity or an annuity for a period certain not exceeding the Beneficiary's life expectancy.

JOINT/CONTINGENT OWNERSHIP

If a joint owner is named in the application such joint owners shall be treated as having equal undivided interests in the Contract. Either owner, independent of the other, may exercise any ownership rights in this Contract.

A contingent owner cannot exercise any ownership rights in this Contract while the Contract Owner is alive.

SURRENDERS AND WITHDRAWALS

No surrender of the Contract or withdrawal of Contract Value may be made subsequent to the Annuity Commencement Date. With respect to such Contracts, Lincoln Life will, upon the written request of the Contract Owner prior to the Annuity Commencement Date, allow the surrender of the Contract in its entirety or the withdrawal of a portion of the Contract Value. [Note: Special restrictions on surrenders and withdrawals now apply if your Contract was purchased as part of a retirement plan of a public school system or tax-exempt institution under Section 403(b) of the Code. Beginning
January 1, 1989, in order for a Contract to retain its tax-qualified status, the Code prohibits the withdrawal of post-1988 contributions pursuant to a salary reduction agreement and earnings thereon, from a 403(b) contract except in the event the participant: 1) attains age 59 1/2; 2) separates from service; 3) dies; 4) becomes totally and permanently disabled; or 5) experiences financial hardship (in which event the income attributable to such contributions may not be withdrawn). Pre-1989 contributions and earnings through December 31, 1988, are not subject to the above restrictions. Funds transferred to the Contract from a 403(b)(7) custodial account will be subject to these restrictions.]

The amount available upon surrender or withdrawal is the Cash Surrender
Value of the Contract at the end of the Valuation Period during which the written request for surrender is received at the Home Office of Lincoln Life. Unless a request for withdrawal shall specify otherwise, withdrawals will be made from all sub-accounts within the Variable Account and from the general account in the same proportion that the amount of withdrawal bears to the total Contract Value. The minimum amount which can be withdrawn is $300, and the remaining Contract Value must be at least $300. Where permitted by the Contract, surrender or withdrawal payments will be mailed within seven days after Lincoln Life receives a written request at its Home Office. However, the payment may be postponed as permitted by the 1940 Act.

There are certain charges associated with surrender of a Contract or withdrawal of Contract Value prior to the Annuity Commencement Date. See "Charges and Other Deductions" above.

The tax consequences of surrender or withdrawal of Contract Value are discussed later. See "Federal Tax Status" below. If the total Contract Value is less than $300, and if no Purchase Payments have been made for at least two years, Lincoln Life may surrender the Contract.

REINVESTMENT PRIVILEGE

The Contract Owner may elect to make a reinvestment purchase with any part of the proceeds of a total or partial liquidation of the Contract and Lincoln Life will recredit the surrender or withdrawal charges previously deducted. Such election must be made within 30 days of the date of such liquidation and the repurchase must be of a Contract covered by this Prospectus. A representation must be made that the proceeds being used to make the purchase have retained their tax favored status under an arrangement for which the Contracts offered by this Prospectus are designed. The number of Accumulation Units which will be credited upon reinvesting the funds will be based on the value of the Accumulation Unit(s) the next time such value is computed following receipt of the proceeds and request for reinvestment at the Home Office of Lincoln Life. This reinvestment privilege may be utilized only once with respect to any Contract Owner. For tax reporting purposes, a liquidation and subsequent reinvestment purchase will be treated by Lincoln Life as separate transactions. Prior to a liquidation or subsequent reinvestment purchase, a tax adviser should be consulted by the Contract Owner.

AMENDMENT OF CONTRACT

Lincoln Life reserves the right to amend the Contracts to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. Any changes, modifications or waivers must be in writing and Contract Owners notified.

COMMISSIONS

The maximum commission which will be paid to dealers is equal to 4.70% (5.6% during certain special promotional periods) of each Purchase Payment; plus an annual continuing commission equal to .25% of the value of Contract Purchase Payments invested for at least one year; plus an annual persistency bonus equal to .50% of each Contract Year's increased GMDB, paid over a period of seven years. From time to time, additional sales incentives (up to .25% of Purchase Payments) may be provided to dealers maintaining certain sales volume levels. The equivalent of 4.7% of Contract Value can be paid to dealers upon annuitizations. These commissions are not deducted from Purchase Payments or Contract Value; they are paid by Lincoln Life.

OWNERSHIP

The contract owner has all rights under the contract. Under Indiana law, the assets of the variable account are held for the exclusive benefit of the Contract Owners and their designated beneficiaries and are not chargeable with liabilities arising out of any other business that Lincoln Life may conduct. Qualified Contracts may not be assigned or transferred except as permitted by the Employee Retirement Income Security Act of 1974 and upon written notification to Lincoln Life. Lincoln Life assumes no responsibility for the validity or effect of any assignment. Contract Owners should consult their tax advisers regarding the tax consequences of an assignment.

CONTRACT OWNER INQUIRIES

The obligations to purchasers under the Contracts are the obligations of Lincoln Life. Inquiries from Contract Owners should be directed to Lincoln Life at 1-800-942-5500.

ANNUITY PAYMENTS

A Contract Owner may select, prior to issuance of the Contract, an Annuity Commencement Date of any time permitted by law and not later than the Annuitant's 85th birthday, except that Contracts issued in connection with qualified employee pension and profit-sharing trusts (described in Section 401(a) and tax-exempt under Section 501(a) of the Code) and qualified annuity plans (described in Section 403(a) of the Code), including H.R. 10 trusts and plans covering self-employed individuals and their employees, provide for annuity payments to commence at the date and under the option specified in the plan.


The Contract provides the optional forms of payment of annuities (Annuity Options) described below, each of which is payable on a variable basis, as well as such other Annuity Options as Lincoln Life may choose to make available in the future. The Contract also provides for fixed annuity payments or annuity payments that are on a combination fixed and variable basis. The Contract provides that all or part of the Contract Value may be used to purchase an annuity.

The Contract Owner may postpone or accelerate the Annuity Commencement Date, change his/her selection of an Annuity Option, or alter the allocation of his/her investment among sub-accounts up to 30 days prior to the date annuity payments are to commence, upon written notice to Lincoln Life at its Home Office. THE CONTRACT OWNER MUST GIVE Lincoln Life AT LEAST 30 DAYS
NOTICE BEFORE EFFECTING THE COMMENCEMENT OF ANNUITY PAYMENTS.
If proceeds become available to a Beneficiary, the Beneficiary may choose or change any payment option if proceeds are available to the Beneficiary in one sum.

If a Contract Owner does not elect otherwise, the Contract automatically provides for a life annuity (on a fixed, variable, or combination fixed and variable basis, in proportion to the account allocations at time of annuitization) with 120 monthly payments certain, except in those cases in which a joint and survivor annuity payout is required by law. Under any option providing for guaranteed payments, the number of such payments which remain unpaid at the date of the Annuitant's death will be paid to the Contract Owner's Beneficiary as such payments become due.

The Contract contains no provision under which an Annuitant or a Beneficiary may surrender his/her Contract or make a partial withdrawal and receive a lump-sum settlement in lieu thereof once annuity payments have commenced.
See "Surrenders and Withdrawals" above.   Options are only available to
the extent they are consistent with the requirements of Code Section 72(s), if applicable.

OPTION NO. 1: LIFE ANNUITY. This option provides an annuity payable monthly during the lifetime of the Annuitant and terminating with the last payment preceding the death of the Annuitant. This option offers the maximum level of periodic payments since there is no guarantee of a minimum number of payments or provision for a Death Benefit for Beneficiaries. It would be possible under this option for the Annuitant to receive no annuity payment if he or she died prior to the due date of the first annuity payment, one annuity payment if the Annuitant died before the second annuity payment date, etc.

OPTION NO. 2: LIFE INCOME WITH PAYMENTS GUARANTEED FOR
DESIGNATED
PERIOD. This option provides for periodic payments during a designated period and thereafter throughout the lifetime of the payee. The designated period may be selected by the Annuitant.

OPTION NO. 3: JOINT AND SURVIVOR ANNUITY. This option provides an annuity payable periodic during the joint lifetime of the Annuitant and a designated second person, and thereafter during the remaining lifetime of the survivor.

OPTION NO. 4: JOINT AND TWO-THIRDS TO SURVIVOR ANNUITY. This option provides an annuity payable monthly during the joint lifetime of the Annuitant and designated second person, with two-thirds of the amount payable during the remaining lifetime of the survivor.

OPTION NO. 5: UNIT REFUND LIFE ANNUITY. This option provides an annuity payable periodically during the lifetime of the Annuitant with the guarantee that upon death a payment will be made of the value of the number of Annuity Units equal to the excess, if any, of: (a) the total amount applied under this option d ivided by the Annuity Unit value for the date annuity payments commence over (b) the Annuity Units represented by each payment to the Annuitant multiplied by the number of payments paid prior to death. See "Variable
Annuity Payments: below. The value of the number of Annuity Units is computed on the date the Home Office receives written notice of the Annuitant's death provided that if notice is not received prior to the close of trading at the New York Stock Exchange on such date computation shall be made on the first Valuation Date thereafter.

Other options may be made available, as agreed upon by Lincoln Life. The mortality and expense risk charge and the charge for administrative services will be assessed on all annuity options, including those that do not have a life contingency and thus no mortality risk.

VARIABLE ANNUITY PAYMENTS

Variable annuity payments will be determined on the basis of: (1) the value of the Contract prior to the Annuity Commencement Date; (2) the annuity tables contained in the Contract; (3) the type of Annuity Option selected; and (4) the investment results of the Funds selected. In order to determine the amount of variable annuity payments, Lincoln Life makes the following calculation: first, it determines the dollar amount of the first payment; second, it credits the Annuitant with a fixed number of Annuity Units based on the amount of the first payment and the Annuity Unit Value for that Valuation Date; and third, it calculates the value of the Annuity units each month thereafter. In making this calculation, Lincoln Life assumes an investment return of 4% per year, as applied to the applicable mortality table. The amount of each payment after the initial payment will depend upon how the underlying Funds perform, relative to the 4% assumed rate. There is a more complete explanation of this calculation in the SAI.

FREQUENCY AND AMOUNT OF ANNUITY PAYMENTS

Annuity payments may be paid as monthly, quarterly, semi-annual or annual installments as the Annuitant requests. However, if the payments from any sub-account would be or become less than $50, Lincoln Life shall have the right to change the frequency of payments to such intervals as will result in payments of at least $50.

                             FEDERAL TAX STATUS

The following is a general discussion of the federal income tax rules applicable to the Contracts as of the date of this Prospectus. Further information is provided in the Statement of Additional Information (SAI). NEITHER THESE DISCUSSIONS NOR THOSE IN THE SAI ARE INTENDED AS TAX ADVICE.

This Section does not discuss the federal tax consequences resulting from every possible situation. Moreover, no attempt has been made to consider any applicable state, local or foreign tax law, other than the imposition of state premium taxes. See "Deductions for Premium Taxes" above.
Any person concerned about the tax implications with respect to the Contracts should consult a competent tax adviser. The following discussion is based upon Lincoln Life's understanding of the present federal tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of the present federal income tax laws or of their current interpretations by the Internal Revenue Service.

TAXATION OF NON-QUALIFIED CONTRACTS

An annuity Contract Owner generally is not taxed on increases in the value of a Contract until distribution occurs, either in the form of a lump sum payment received by withdrawing all or part of the cash value (i.e., "surrenders") or as the annuity payments under the Annuity Option elected. For this purpose, the assignment or pledge of, or the agreement to assign or pledge, any portion of the value of a Contract will be treated as a distribution. A transfer of ownership of a Contract, or designation of an annuitant or other beneficiary who is not also the Contract Owner, may also have tax consequences. The taxable portion of a distribution (in the form of a lump sum payment or an annuity) is taxed as ordinary income. However, for Purchase Payments made by a Contract Owner who is a non-natural person
(subject to limited exceptions) there will be tax on any increase in the Contract's cash value over the "investment in the contract" during the taxable year, even if no distribution occurs. The following discussion applies to Contracts owned by natural persons.

In the case of a surrender under a Contract or withdrawal of Contract Value, generally amounts received are first treated as taxable income to the extent that the cash value of the Contract immediately before the surrender exceeds the "investment in the Contract" at that time. Any additional amount withdrawn is not taxable. The "investment in the Contract" generally equals the portion, if any, of any premium paid by or on behalf of an individual under a Contract which is not excluded from the individual's gross income.

Although the tax consequences may vary depending on the form of the annuity selected under the Contract, the recipient of an annuity payment under a Contract generally is taxed on the portion of such payment that exceeds the "investment in the Contract." For variable annuity payments, the taxable portion is determined by a formula that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the "investment in the Contract" by the total number of expected periodic payments. For fixed annuity payments, there generally is no tax on the portion of each payment that represents the same ratio that the "investment in the Contract" bears to the total expected value of payments for the term of the annuity; the remainder of each payment is taxable. However, all distributions (whether fixed or variable) will be fully taxable once the recipient is deemed to have recovered the dollar amount of his "investment in the Contract."

There may be imposed a penalty tax on distributions, equal to 10% of the amount treated as taxable income. In general, there is no penalty tax on distributions (1) made on or after age 59 1/2, (2) made as a result of death or disability, (3) received in substantially equal periodic payment such as a life annuity (subject to special "recapture" rules if the series of payments is subsequently modified), (4) under a "qualified funding asset" in a structured settlement; (5) under an "immediate annuity contract" as defined in the Code, or (6) under a contract purchased in connection with the termination of certain retirement plans.

QUALIFIED CONTRACTS

The Contracts may be purchased in connection with the following types of tax-favored retirement plans: (1) annuity contracts purchased for employees by public school systems and Code Section 501(c)(3) organizations, qualified under Section 403(b) of the Code (normally for transfers or rollovers only);
(2) pension and profit-sharing plans of self-employed individuals ("H.R. 10" or "Keogh" plans) or corporations, qualified under Section 401(a) or 403(a) of the Code; (3) individual retirement annuities (IRA); (4) deferred compensation plans of state or local governments and tax-exempt organizations (457); and (5) simplified employee pension plans (SEP). The tax rules applicable to these plans, including restrictions on contributions and benefits, taxation of distributions, and any tax penalties, vary according to the type of plan and its terms and conditions. Participants under such plans, as well as Contract Owners, Annuitants and Beneficiaries, should be aware that the rights of any person to any benefits under such plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contracts. Purchasers of Contracts for use with any qualified plan, as well as plan participants and Beneficiaries, should consult counsel and other competent advisers as to the suitability of the Contracts to their specific needs, and as to applicable Code limitations and tax consequences.

MULTIPLE CONTRACTS

All Non-Qualified Contracts entered into after October 21, 1988, and issued by the same insurance company (or its affiliates) to the same Contract Owner during any calendar year will be treated as a single Contract, for tax purposes.

WITHHOLDING

Pension and annuity distributions generally are subject to withholding for the recipient's federal income tax liability at rates that vary according to the type of distribution and the recipient's tax status. Recipients may be provided the opportunity to elect not to have tax withheld from distributions. Distributions from governmental or not-for-profit deferred compensation plans are subject to the general wage withholding rules.

Under the Unemployment Compensation Amendments of 1992 ("UCA"), twenty (20%) percent income tax withholding may apply to "eligible rollover distributions." All taxable distributions from qualified plans and Section 403(b) annuities are "eligible rollover distributions," except (1) annuities paid out over life or life expectancy, (2) installments paid for a period spanning ten years or more, and (3) required minimum distributions. The UCA imposes a mandatory twenty (20%) percent income tax withholding on any eligible rollover distribution that the holder does not elect to have paid in a direct rollover to another qualified plan, Section 403(b) annuity, or individual retirement account.

INVESTOR CONTROL

The Treasury Department has indicated that guidelines may be forthcoming under which a variable annuity contract will not be treated as an annuity contract for tax purposes if the owner of the contract has excessive control over the investments underlying the contract. The issuance of such guidelines may require the Company to impose limitations on a Contract Owner's right to control the investment. It is not known whether any such guidelines would have a retroactive effect.

                               VOTING RIGHTS

To the extent required by law, Lincoln Life will vote the Series shares held in the Variable Account at meetings of shareholders of the Series in accordance with instructions received from Contract Owners having interests in the Funds of the Series due to their investment in the sub-accounts of the Variable Account. However, if the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result Lincoln Life determines that it is permitted to vote the Series shares in its own right, it may elect to do so.

The number of votes which a Contract Owner has the right to cast will be determined by applying his/her percentage interest in a sub-account to the total number of votes attributable to the sub-account. In determining the number of votes, fractional shares will be recognized.

Fund shares held in a sub-account as to which no timely instructions are received will be voted by Lincoln Life in proportion to the voting instructions which are received with respect to all Contracts participating in that sub-account. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

Each person having a voting interest in a sub-account will receive proxy material, reports and other materials relating to the American Variable Insurance Series. Since the Series engages in shared funding, other persons or entities besides Lincoln Life Contract Owners may vote Series shares. See "Sale of Fund Shares by the Series" above.


                         DISTRIBUTION OF CONTRACTS

American Funds Distributors, Inc. (AFD), 333 South Hope Street, Los Angeles, CA 90071, is the distributor and Principal Underwriter of the Contracts.
The Contracts will be sold by properly licensed registered representatives of independent broker-dealers which in turn have been licensed by state insurance departments to represent Lincoln Life and which have selling agreements with AFD. AFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.
Lincoln Life will offer the Contracts in all states where it is licensed to do business.

                              RETURN PRIVILEGE

Within 20 days (or a longer period, if required by law) after the Contract is first received (the "free-look period"), it may be cancelled for any reason by delivering or mailing it postage pre-paid, to the Home Office of Lincoln Life at the address set out under The Lincoln National Life Insurance Company, above. A Contract cancelled under this provision will be deemed void. With respect to the fixed portion of a Contract, Lincoln Life will return Purchase Payments. With respect to the Variable Account (except as provided just below), Lincoln Life will return the Contract Value as of the date of receipt of the cancellation, plus any contract maintenance and administrative fees and any premium taxes which had been deducted, and no contingent deferred sales charge will be made. A PURCHASER WHO PARTICIPATES IN THE VARIABLE ACCOUNT IS SUBJECT TO THE RISK OF A MARKET LOSS DURING THE FREE-LOOK PERIOD.

For Contracts written in those states whose laws require that Lincoln Life assume this market risk, a Contract may be cancelled, subject to the conditions set out above, except that Lincoln Life will return only the Purchase Payment(s).

          RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

Title 8, Section 830.105 of the Texas Government Code, consistent with prior interpretations of the Attorney General of the State of Texas, permits participants in the Texas Optional Retirement Program (ORP) to redeem their interest in a variable annuity contract issued under the ORP only upon (1) termination of employment in all institutions of higher education as defined in Texas law, (2) retirement, or (3) death. Accordingly, a participant in ORP will be required to obtain a certificate of termination from his/her employer before he/she can redeem his/her account.

 STATE REGULATION

As a life insurance company organized and operated under Indian law, Lincoln Life is subject to provisions governing such companies and to regulation by the Indiana Commissioner of Insurance. Lincoln Life's books and accounts are subject to review and examination by the Indiana Department of Insurance (Department) at all times and a full examination of its operation is normally conducted by the Department at least once every five years.

                                          RECORDS AND REPORTS

Lincoln Life will maintain all records and accounts relating to the Variable Account. As presently required by the 1940 Act and regulations promulgated thereunder, Lincoln Life will mail to the Contract Owners at the last known address of record at Lincoln Life's Home Office, at least semi-annually, reports containing such information as may be required under the 1940 Act or by any other applicable law or regulation.

OTHER INFORMATION
A registration statement has been filed with the Seucrities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the Contracts offered hereby. THis Prospectus does not contain all the information set forth in the registration statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is made for further information concerning the Variable Account, Lincoln Life and the Contracts offered hereby. Statements contained in this Prospectus as to the content of Contracts and otehr legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

Lincoln National Variable Annuity Account E and Lincoln National Flexible Premium Variable Life Accounts F, G, and J (all registered as investment companies under the 1940 Act), and Lincoln National Flexible Premium Group Variable Annuity Accounts 50 and 51 are all segregated investment accounts of The Lincoln National Life Insurance Company (Lincoln Life) which also invest in the American Variable Insurance Series. American Variable
Insurance Series also offers shares of the Funds to other segregated investment accounts.

Table of Contents
of the
Statement of Additional Information (SAI) for Lincoln National Variable Annuity Account H

Item                                              Page
General Information and History of Lincoln Life   B-2
Special Terms                                     B-2
Services                                          B-2
Purchase of Securities Being Offered              B-2
Underwriters                                      B-2
Calculation of Investment Results                 B-3
Annuity Payments                                  B-4
Federal Tax Status                                B-5
Automatic Increase in the Guaranteed Minimum
   Death Benefit                                  B-7
Advertising and Sales Literature                  B-7
Financial Statements                              B-9

NOTE: To obtain a copy of the Statement of Additional Information, see page one.